EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             As Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report of Azur International, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald H. Goree, Chairman of the Board, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of opTerations of the Company.

Dated:   August 12, 2005                          By: /s/ Donald H. Goree
                                                     -------------------
                                                     Donald H. Goree
                                                     Chief Executive Officer and
                                                     Chairman of the Board